LIBERTY VARIABLE INVESTMENT TRUST
                    COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                   LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                  COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                   COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                      COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                      LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                      LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
                      (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS")

                 SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2005


Effective immediately, the fourth paragraph on the last page of the prospectuses for the Funds is revised in its entirety as follows:

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

The annual and semi-annual reports and the Statement of Additional Information are not available on an Internet Web site because Columbia Management does not maintain an Internet Web site for these Funds which are available only through VA contracts and VLI policies.



                                                                  June 17, 2005